UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): May 28, 2003

Veritas DGC Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-7427 (Commission File No.)	76-0343152 (I.R.S. Employer Identification No.)

10300 Town Park
Houston, Texas 77072
(Address of Principal Executive Offices) (Zip Code)

832-351-8300
(Registrant’s Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
Press Release dated May 28, 2003
PowerPoint Presentation on May 29, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit No.	Description

99.1	Press release of Veritas DGC Inc. dated May 28, 2003.

99.2	PowerPoint presentation provided by Veritas DGC Inc. in connection with its Fiscal Year 2003 Third Quarter Earnings Conference Call and Webcast held on May 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

                   The information contained in this Item 9 is being published pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-7583.

                   In accordance with General Instruction B.2 of Form 8-K, the information contained in this current report, including the exhibits attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

                   On May 28, 2003, Registrant issued a press release reporting earnings and other financial results for its third fiscal quarter ended April 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                   Management of Registrant made the following comments during the question and answer segment following the Registrant’s May 29, 2003 earnings release conference call and webcast:

Management reiterated previous fiscal year 2003 earnings guidance of $0.70 to $0.90 per share absent charges such as those related to mergers, refinancing, severance and doubtful accounts. This range was equated to a range of $0.50 to $0.70 per share on an “as reported” basis.

Management reported that the pre-funding level for its current multi-client library program is approximately 40-45% and added that required pre-funding levels for U.S. land multi-client projects remain at 60% to 70%, depending upon risk. It was explained that pre-funding levels are down from those of the prior year as the large, approximately 80% pre-funded Brazil offshore program was completed earlier in the fiscal year.

Management confirmed its commitment to positive cash flow for the current fiscal year and said that cash flow would continue to be a major focal point for the company.

                   Registrant cautions that statements in this Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects. All of these are subject to certain risks, uncertainties and assumptions. These risks and assumptions are more fully described in reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respect from those currently anticipated. Such factors include but are not limited to:

•	Expectations for commodity prices and their influence on levels of capital spending by oil and gas companies;

•	The impact of weak demand and/or technological obsolescence on our multi-client data library and other aspects of our business;

•	Intense competition;

•	High fixed cost structure;

•	Seasonal weather and other quarterly result fluctuations;

•	The ability to attract and retain key personnel;

•	Currency fluctuations and other risks of operating in foreign venues; and

•	The hazardous conditions inherent with many of our operations.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERITAS DGC INC. (Registrant)

/s/ Matthew D. Fitzgerald Matthew D. Fitzgerald Executive Vice President, Chief Financial Officer and Treasurer

Date: May 30, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Veritas DGC Inc. dated May 28, 2003.

99.2	PowerPoint presentation provided by Veritas DGC Inc. in connection with its Fiscal Year 2003 Third Quarter Earnings Conference Call and Webcast held on May 29, 2003.